Exhibit 10.1
FIRST AMENDMENT TO
AMENDED AND RESTATED CREDIT AGREEMENT
          THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “First Amendment”) is entered into on the 11th day of May, 2010 (the “First Amendment Closing Date”), by and among NRP (OPERATING) LLC, a Delaware limited liability company (the “Borrower”), the banks and other financial institutions listed on the signature pages hereto (together with each other person who becomes a Lender, collectively the “Lenders”) including CITIBANK, N.A., a national banking association, as Administrative Agent and as a Lender.
Preliminary Statement
          WHEREAS, Borrower, Administrative Agent and the Lenders are parties to that certain Amended and Restated Credit Agreement dated as of March 28, 2007 (as same may be further amended, restated, increased and extended, the “Credit Agreement”), under and subject to the terms of which the Lenders have committed to make Revolving Loans and issue Letters of Credit to Borrower; and
          WHEREAS, Borrower has now requested that the Lenders further modify the Credit Agreement to change certain terms thereof; and
          WHEREAS, Borrower and the Lenders wish to execute this First Amendment to evidence such agreement;
          NOW, THEREFORE, in consideration of the mutual covenants herein contained and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Borrower and the Required Lenders hereby agree as follows (all capitalized terms used herein and not otherwise defined shall have the meanings as defined in the Credit Agreement):
     Section 1. Amendment to Section 6.06. Section 6.06 of the Credit Agreement is hereby amended by deleting subclause (i) thereof in its entirety and replacing it with the following:
“(i) any Subsidiary may make Restricted Payments with respect to Equity Interests in such Subsidiary; and”
     Section 2. Amendment to Schedule 3.14. Schedule 3.14 to the Credit Agreement is hereby deleted in its entirety and replaced by Schedule 3.14 attached hereto.
     Section 3. Representations True; No Default. Borrower represents and warrants that:

     (a) this First Amendment has been duly authorized, executed and delivered on its behalf; the Credit Agreement, as amended hereby, together with the other Loan Documents to which Borrower is a party, constitute valid and legally binding agreements of Borrower enforceable in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law;
     (b) the representations and warranties of Borrower contained in Article III of the Credit Agreement are true and correct in all material respects on and as of the date hereof as though made on and as of the date hereof, except to the extent that any such representation or warranty is stated to relate to an earlier date in which case such representation and warranty will be true and correct on and as of such earlier date; and
     (c) after giving effect to this First Amendment, no Default or Event of Default under the Credit Agreement has occurred and is continuing.
     Section 4. Expenses, Additional Information. Borrower shall pay to Administrative Agent all reasonable expenses incurred in connection with the execution of this First Amendment, including all reasonable expenses incurred in connection with any previous negotiation and loan documentation. Borrower shall furnish to Administrative Agent and Lenders all such other documents, consents and information relating to Borrower as Administrative Agent or any Lender may reasonably require to accomplish the purposes hereof.
     Section 5. Effectiveness. This First Amendment shall become effective when, and only when:
     (a) Borrower, Administrative Agent and the Required Lenders shall have executed and delivered to the Administrative Agent a counterpart of this First Amendment;
     (b) each of the representations and warranties made by the Borrower and each Guarantor in or pursuant to the Loan Documents shall be true and correct in all material respects on and as of the First Amendment Closing Date, except to the extent that any such representation or warranty is stated to relate to an earlier date in which case such representation and warranty will be true and correct on and as of such earlier date;
     (c) since December 31, 2009, no event shall have occurred with respect to the Parent, the Borrower and its Subsidiaries, taken as a whole, which, in the reasonable opinion of the Lenders, has had, or could reasonably be expected to have, a Material Adverse Effect; and
     (d) Administrative Agent or any Lender or counsel to the Administrative Agent shall receive such other instruments or documents as they may reasonably request.
          The Administrative Agent shall notify the Borrower and the Lenders of the First Amendment Closing Date upon the satisfaction or waiver of all of the foregoing conditions, and such notice shall be conclusive and binding.

     Section 6. Miscellaneous Provisions.
     (a) From and after the First Amendment Closing Date, the Credit Agreement shall be deemed to be amended and modified as herein provided, and except as so amended and modified the Credit Agreement shall continue in full force and effect.
     (b) The Credit Agreement and this First Amendment shall be read and construed as one and the same instrument.
     (c) Any reference in any of the Loan Documents to the Credit Agreement shall be a reference to the Credit Agreement as amended by this First Amendment.
     (d) This First Amendment shall be construed in accordance with and governed by the laws of the State of New York and of the United States of America.
     (e) This First Amendment may be signed in any number of counterparts and by different parties in separate counterparts and may be in original or facsimile form, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.
     (f) The headings herein shall be accorded no significance in interpreting this First Amendment.
     Section 7. Binding Effect. This First Amendment shall be binding upon and inure to the benefit of Borrower, Lenders and Administrative Agent and their respective successors and assigns, except that Borrower shall not have the right to assign its rights hereunder or any interest herein except in accordance with the terms of the Credit Agreement.
     Section 8. Final Agreement of the Parties. This First Amendment may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements. There are no unwritten oral agreements between the parties hereto.
[The remainder of this page intentionally left blank.]

          IN WITNESS WHEREOF, the parties have caused this First Amendment to be executed by their respective duly authorized officers effective as of the First Amendment Closing Date.

NRP (OPERATING) LLC a Delaware limited liability company

By	/s/ Dwight Dunlap

Name:	Dwight L. Dunlap
Title:	Chief Financial Officer
[Signature Page to First Amendment to Credit Agreement]

ACKNOWLEDGMENT OF GUARANTORS
          Each of the undersigned Guarantors hereby confirms that each Loan Document (as the same may be amended or amended and restated, as the case may be, pursuant to and in connection with this First Amendment) to which it is a party or otherwise bound remains in full force and effect and will continue to secure, to the fullest extent possible, the payment and performance of all “Obligations” (in each case as such term is defined in the applicable Loan Document), including without limitation the payment and performance of all such “Obligations” now or hereafter existing under or in respect of the Credit Agreement and the other Loan Documents. The Guarantors specifically reaffirm and extend their obligations under each of their applicable Guaranties to cover all Indebtedness evidenced by the Credit Agreement as same has been created, amended and/or restated by or in connection with this First Amendment. The Guaranties and all the terms thereof shall remain in full force and effect and the Guarantors hereby acknowledge and agree that same are valid and existing and that each of the Guarantors’ obligations thereunder shall not be impaired or limited by the execution or effectiveness of this First Amendment. Each Guarantor hereby represents and warrants that all representations and warranties contained in this First Amendment and the other Loan Documents to which it is a party or otherwise bound are true, correct and complete in all material respects on and as of the First Amendment Closing Date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date. Administrative Agent and the Lenders hereby preserve all of their rights against each Guarantor under its applicable Guaranty and the other Loan Documents to which each applicable Guarantor is a party.
          Each Guarantor acknowledges and agrees that (i) notwithstanding the conditions to the effectiveness set forth in this First Amendment, such Guarantor is not required by the terms of the Credit Agreement, this First Amendment or any other Loan Document to consent to the amendments of the Credit Agreement effected pursuant to this First Amendment; and (ii) nothing in the Credit Agreement, this First Amendment or any other Loan Document shall be deemed to require the consent of such Guarantor to any future amendments to the Credit Agreement.
[Signature Page to First Amendment to Credit Agreement]

ACIN LLC, a Delaware limited liability company

By:	NRP (OPERATING) LLC, a Delaware limited liability company, its sole member

	By:	/s/ Dwight Dunlap

	Name:	Dwight L. Dunlap
	Title:	Chief Financial Officer

WBRD LLC, a Delaware limited liability company

By:	NRP (OPERATING) LLC, a Delaware limited liability company, its sole member

	By:	/s/ Dwight Dunlap

	Name:	Dwight L. Dunlap
	Title:	Chief Financial Officer

WPP LLC, a Delaware limited liability company

By:	NRP (OPERATING) LLC, a Delaware limited liability company, its sole member

	By:	/s/ Dwight Dunlap

	Name:	Dwight L. Dunlap
	Title:	Chief Financial Officer

INDEPENDENCE LAND COMPANY, LLC

By:	NRP (OPERATING) LLC, as sole member

	By:	/s/ Dwight Dunlap

	Name:	Dwight L. Dunlap
	Title:	Chief Financial Officer
[Signature Page to First Amendment to Credit Agreement]

GATLING MINERAL, LLC

By:	NRP (OPERATING) LLC, as sole member

	By:	/s/ Dwight Dunlap

	Name:	Dwight L. Dunlap
	Title:	Chief Financial Officer

HOD LLC

By:	NRP (OPERATING) LLC, as sole member

	By:	/s/ Dwight Dunlap

	Name:	Dwight L. Dunlap
	Title:	Chief Financial Officer

SHEPARD BOONE COAL COMPANY LLC

By:	NRP (OPERATING) LLC, as sole member

	By:	/s/ Dwight Dunlap

	Name:	Dwight L. Dunlap
	Title:	Chief Financial Officer

WILLIAMSON TRANSPORT, LLC

By:	NRP (OPERATING) LLC, as sole member

	By:	/s/ Dwight Dunlap

	Name:	Dwight L. Dunlap
	Title:	Chief Financial Officer

LITTLE RIVER TRANSPORT, LLC

By:	NRP (OPERATING) LLC, as sole member

	By:	/s/ Dwight Dunlap

	Name:	Dwight L. Dunlap
	Title:	Chief Financial Officer

RIVERVISTA MINING, LLC

By:	NRP (OPERATING) LLC, as sole member

	By:	/s/ Dwight Dunlap

	Name:	Dwight L. Dunlap
	Title:	Chief Financial Officer
[Signature Page to First Amendment to Credit Agreement]

DEEPWATER TRANSPORTATION, LLC

By:	NRP (OPERATING) LLC, as sole member

	By:	/s/ Dwight Dunlap

	Name:	Dwight L. Dunlap
	Title:	Chief Financial Officer

CITIBANK, N.A., a national banking association

By	/s/ Shannon A. Sweeney

Name:	Shannon A. Sweeney
Title:	Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION

By	/s/ Jonathon R. Richardson

Name:	Jonathon R. Richardson
Title:	Senior Vice President

BANK OF MONTREAL

By	/s/ John M. Cook

Name:	John M. Cook
Title:	Director

BNP PARIBAS

By	/s/ Greg Smothers

Name:	Greg Smothers
Title:	Director

By	/s/ Matthew A. Turner

Name:	Matthew A. Turner
Title:	Vice President
[Signature Page to First Amendment to Credit Agreement]

BRANCH BANKING AND TRUST COMPANY

By	/s/ Preston W. Bergen

Name:	Preston W. Bergen
Title:	Senior Vice President

THE HUNTINGTON NATIONAL BANK

By	/s/ W. Christopher Kohler

Name:	W. Christopher Kohler
Title:	Vice President

COMERICA BANK

By	/s/ Paul Edmonds

Name:	Paul Edmonds
Title:	Vice President

COMPASS BANK

By	/s/ Ann Van Wagener

Name:	Ann Van Wagener
Title:	Vice President

ROYAL BANK OF CANADA

By	/s/ Don J. McKinnerney

Name:	Don J. McKinnerney
Title:	Authorized Signatory
[Signature Page to First Amendment to Credit Agreement]

AMEGY BANK NATIONAL ASSOCIATION

By	/s/ Reid Springmeyer

Name:	Reid Springmeyer
Title:	Assistant Vice President
[Signature Page to First Amendment to Credit Agreement]

SCHEDULE 3.14
SUBSIDIARIES

				percentage of
				total
	jurisdiction of		class of llc	membership
name of subsidiary	organization	name of owner	interest	interests
WPP LLC	Delaware	NRP (Operating) LLC	Sole member	100%
WBRD LLC	Delaware	NRP (Operating) LLC	Sole member	100%
ACIN LLC	Delaware	NRP (Operating) LLC	Sole member	100%
HOD LLC	Delaware	NRP (Operating) LLC	Sole member	100%
SHEPARD BOONE COAL COMPANY LLC	Delaware	NRP (Operating) LLC	Sole member	100%
GATLING MINERAL, LLC	Delaware	NRP (Operating) LLC	Sole member	100%
INDEPENDENCE LAND COMPANY, LLC	Delaware	NRP (Operating) LLC	Sole member	100%
WILLIAMSON TRANSPORT, LLC	Delaware	NRP (Operating) LLC	Sole member	100%
LITTLE RIVER TRANSPORT, LLC	Delaware	NRP (Operating) LLC	Sole member	100%
RIVERVISTA MINING, LLC	Delaware	NRP (Operating) LLC	Sole member	100%
DEEPWATER TRANSPORTATION, LLC	Delaware	NRP (Operating) LLC	Sole member	100%

Schedule 3.14 - Page 1